SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 31, 2009



                       WHISPERING OAKS INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in its charter)

     Texas                             0-26947                  75-2742601
----------------------------    ---------------------      ------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                     Identification No.)


                           7080 River Road, Suite 215
                   Richmond, British Columbia , Canada V6X 1X5
                ------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code:    (866) 884-8669


                                       N/A
                 ----------------------------------------------
          (Former name or former address if changed since last report)




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Item 1.01     Entry into a Material Definitive Agreement

     On June 29, 2007, Biocurex sold convertible notes, plus warrants, to two private investors for $3,000,000. The notes bear interest annually at a rate of prime (as adjusted monthly on the first business day of each month) plus 2.75% per year. The notes are due and payable on June 29, 2010 and are secured by substantially all of Biocurex's assets. Interest is payable monthly. Beginning November 1, 2007 Biocurex was required to make monthly payments of $100,000 towards the principal amount of the notes.

     On February 3, 2009 Biocurex and the two note holders agreed to amend the terms of the Notes. The amendment provided that Biocurex was not required to make any payments of principal or interest on December 1, 2008 and for the succeeding four months. Beginning May 1, 2009 Biocurex was required to collectively pay the note holders $100,000 each month, plus accrued interest. The amendment to the notes also provided that the principal amount of the notes would be increased by 15%. As of August 31, 2009 the principal amount due on the notes was $1,955,000.

     See Biocurex's 8-K report dated February 3, 2009 for more information concerning the February 2009 amendment to the notes.

     Biocurex failed to make the payments required by the February 2009 amendment. On August 31, 2009 Biocurex and the two note holders agreed to a second amendment to the notes. The second amendment provides that:

     1. All defaults under the Notes are waived provided that:

     o Biocurex receives at least $350,000 from the sale of promissory notes prior to October 1, 2009; and

     o Biocurex receives gross proceeds of at least $3,000,000 from the public sale of its securities (the "Public Offering");

     o Biocurex uses the greater of $600,000 or 20% of the proceeds from the public sale of its securities to repay the notes.

     2. It is contemplated that any Public Offering will involve the sale of Units, with Units consisting of shares of Biocurex's common stock and warrants. If the Public Offering is closed on or before February 19, 2010, then the Conversion Price will be adjusted by an amount equal to two times (i) the price of the Unit sold in the Public Offering divided by the number of shares of common stock included in the Unit ("Base Per Share Stock Price") minus (ii) the value of that number of warrants included in the Unit in excess of 150% of the number of shares of common stock included in the Unit divided by the number of shares of common stock included in the Unit.

     For example, assume (i) a Unit consists of 70 shares of common stock and 140 warrants, (ii) the price at which the Unit is sold in the Public Offering is $4.90 and (iii) the value of a warrant is $0.01; then the Conversion Price would be adjusted as follows: two multiplied by (i) the price of a Unit $4.90, divided


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by 70 (the number of shares of common stock included in the Unit) = a Base Per
Share Stock Price of $0.07, minus (ii) the number of warrants included in the Unit in excess of 150% of the number of shares would be 35, multiplied by $0.01 (the value of a warrant) = $0.35 divided by 70 (the number of shares of common stock included in the Unit) = $0.005. Based upon the foregoing, the Conversion Price would be $0.13 ($0.07 minus $0.005 = $0.065 multiplied by 2).

     However, if the exercise price of the warrant included in the Unit is less than the Base Per Share Stock Price, then the Conversion Price will be equal to two multiplied by (i) the Base Price Per Share Stock Price minus, (ii) the value of the total number of warrants include in the Unit divided by the number of shares of common stock included in the Unit.

     The value of the warrant will be equal to the average of the closing price of the warrant for the first three trading days that the warrant is separately traded following the effectiveness of the registration statement covering the Public Offering.

     3. At the holder's option the Notes are now convertible into shares of Biocurex's common stock at a Conversion Price of $0.14.

     4. Except for Exempt Issuances, if Biocurex sells any additional shares of common stock, or any securities convertible into common stock at a price below the then applicable conversion price, the conversion price will be lowered based upon the number of additional shares sold and the price at which the shares were sold. The Conversion Price will also be proportionately adjusted in the event of any stock splits.

     5. The warrants issued on June 29, 2007 allow the two investors to purchase up to 3,500,000 shares of Biocurex's common stock at a price of $0.25 per share. The exercise price of the warrants, as well as the 3,500,000 shares issuable upon the exercise of the warrants, will be proportionately adjusted in the event of any stock splits.

     6. Except for Exempt Issuances, if Biocurex sells any additional shares of common stock, or any securities convertible into common stock at a price below the then applicable exercise price of the warrants, the warrant exercise price will be lowered based upon the number of additional shares sold and the price at which the shares were sold.

     7. For purposes of the notes and warrants, the term "Exempt Issuance" now means:

     a) shares or options issued to employees of Biocurex for services rendered pursuant to any stock or option plan adopted by the Directors of Biocurex, not to exceed 500,000 shares or options in any year;

     b) options issued to officers or directors of Biocurex, provided that the number of options issued during any twelve-month period may not exceed 500,000;

     c) shares or options issued at fair market value for services rendered to independent consultants, limited to 500,000 shares or options in any year;


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     d)   restricted equity securities sold for cash,  provided that (i) no more than 500,000  restricted  equity  securities  can be sold in any year,
          (ii) the restricted equity securities cannot be registered for public sale, and (iii) the restricted equity securities, and the exercise price of any warrants, cannot be less than 75% of the market price of Biocurex's common stock;

     e)   shares issued to any note holder in payment of principal or interest;

     f)   shares sold to any note holder;

     g) securities issued upon the conversion of the Notes or the exercise of the Warrants;

     h) securities issued upon the conversion of notes or the exercise of options or warrants issued and outstanding on June 25, 2007, provided that the securities have not been amended to increase the number of such securities or to decrease the exercise, exchange or conversion price of the securities.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 4, 2009

                                    WHISPERING OAKS INTERNATIONAL INC.


                                     By: /s/ Dr. Ricardo Moro
                                        -------------------------------------
                                        Dr. Ricardo Moro, President















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